UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2011

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York		14450
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On August 16, 2011, PAETEC Holding Corp. (“PAETEC” or the “Company”) and certain of its subsidiaries entered into material definitive agreements in connection with the Company’s previously announced solicitation of consents to amendments to the indentures under which it has issued its outstanding senior notes and senior secured notes.

On August 3, 2011, the Company commenced a solicitation of consents (the “Consent Solicitation”) from the holders of its 9.5% Senior Notes due 2015 (the “2015 Notes”), 8 7/8% Senior Secured Notes due 2017 (the “2017 Notes”), and 9 7/8% Senior Notes due 2018 (the “2018 Notes”) (collectively, the “Notes”). The holders of the Notes were solicited to consent to amendments to the indentures governing each series of Notes to provide that the Company’s obligation under each such indenture to make an offer to purchase all of the outstanding 2015 Notes, 2017 Notes, or 2018 Notes, as applicable, upon a Change of Control (as defined in each indenture governing the Notes) will not apply as a result of the previously announced proposed merger (the “Merger”) of the Company with Windstream Corporation, and to clarify the Company’s obligations under the reporting covenant in each indenture governing the Notes.

As of 5:00 p.m., New York City time, on August 16, 2011, the Company had received the requisite consents to amend the indentures governing each of the 2015 Notes, the 2017 Notes, and the 2018 Notes. As a result of the receipt of such consents, the Company, the subsidiary guarantors parties to each indenture, and the trustee under each indenture executed supplemental indentures, dated as of August 16, 2011 (the “Supplemental Indentures”), to the indentures governing the Notes in order to effect the proposed amendments to the indentures.

Each of the Supplemental Indentures became effective upon execution. A copy of the Eleventh Supplemental Indenture, dated as of August 16, 2011, by and among the Company, the subsidiary guarantors parties thereto, and The Bank of New York Mellon, as trustee, with respect to the 2015 Notes is filed as Exhibit 4.1 and incorporated herein by reference. A copy of the Tenth Supplemental Indenture, dated as of August 16, 2011, by and among the Company, the subsidiary guarantors parties thereto, and The Bank of New York Mellon, as trustee, with respect to the 2017 Notes is filed as Exhibit 4.2 and incorporated herein by reference. A copy of the Fifth Supplemental Indenture, dated as of August 16, 2011, by and among the Company, the subsidiary guarantors parties thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the 2018 Notes is filed as Exhibit 4.3 and incorporated herein by reference.

The description of the Supplemental Indentures in this Item 1.01 is qualified in its entirety by reference to the complete text of each Supplemental Indenture.

Item 3.03.      Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 3.03.

Item 8.01.      Other Events.

On August 16, 2011, the Company issued a news release announcing the expiration of the Consent Solicitation referred to in Item 1.01 of this report and the receipt of the requisite consents to amendments to the indentures described in Item 1.01 hereof. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

This report is being filed in respect of the proposed Merger involving PAETEC and Windstream Corporation (“Windstream”). Windstream will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 in connection with the transaction that will include the proxy statement of PAETEC, which also will constitute a prospectus of Windstream. PAETEC will send to its stockholders the proxy statement/prospectus regarding the proposed Merger transaction. PAETEC and Windstream will also be filing other documents with the SEC. Investors and security holders are urged to read the proxy statement/prospectus and other documents relating to the Merger transaction when they become available, because they will contain important information about PAETEC, Windstream and the proposed transaction. Investors and security holders may obtain a free copy of the Form S-4 and the proxy statement/prospectus and other documents relating to the Merger transaction (when available) from the SEC’s website at www.sec.gov, PAETEC’s website at www.paetec.com and Windstream’s website at www.windstream.com. In addition, copies of the proxy statement/prospectus and such other documents may be obtained (when available) from PAETEC free of charge by directing a request to PAETEC Holding Corp., One PAETEC Plaza, Fairport, New York 14450, Attn: Investor Relations, telephone: (585) 340-2500.

Certain Information Regarding Participants

PAETEC and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from PAETEC’s stockholders with respect to the proposed Merger transaction. Security holders may obtain information regarding the names, affiliations and interests of such individuals in PAETEC’s Annual Report on Form 10-K/A for the year ended December 31, 2010, which was filed with the SEC on April 12, 2011, and its definitive proxy statement for the 2011 annual meeting of stockholders, which was filed with the SEC on April 20, 2011. Additional information regarding the interests of such individuals in the proposed Merger transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov, PAETEC’s website at www.paetec.com and Windstream’s website at www.windstream.com.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

The following documents are filed herewith as exhibits to this report:

Exhibit Number	Description of Exhibit

4.1	Eleventh Supplemental Indenture, dated as August 16, 2011, by and among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto, and The Bank of New York Mellon, as trustee, with respect to 9.5% Senior Notes due 2015.

4.2	Tenth Supplemental Indenture, dated as August 16, 2011, by and among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto, and The Bank of New York Mellon, as trustee, with respect to 8 7/8% Senior Secured Notes due 2017.

4.3	Fifth Supplemental Indenture, dated as August 16, 2011, by and among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to 9 7/8% Senior Notes due 2018.

99.1	News Release of PAETEC Holding Corp. dated August 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: August 17, 2011	/s/ Keith M. Wilson
Keith M. Wilson
Executive Vice President, Chief Financial Officer and Treasurer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Eleventh Supplemental Indenture, dated as August 16, 2011, by and among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto, and The Bank of New York Mellon, as trustee, with respect to 9.5% Senior Notes due 2015.

4.2	Tenth Supplemental Indenture, dated as August 16, 2011, by and among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto, and The Bank of New York Mellon, as trustee, with respect to 8 7/8% Senior Secured Notes due 2017.

4.3	Fifth Supplemental Indenture, dated as August 16, 2011, by and among PAETEC Holding Corp., the Subsidiary Guarantors parties thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to 9 7/8% Senior Notes due 2018.

99.1	News Release of PAETEC Holding Corp. dated August 16, 2011.